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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------


      Date of Report (Date of earliest event reported): DECEMBER 12, 1997
                                                        -----------------



                            SUMMIT PROPERTIES INC.
               (Exact name of Registrant as specified in charter)



        DELAWARE                        1-12792                  56-1857807
---------------------           ------------------------    -------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
    of incorporation)                                       identification no.)



             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (704) 334-9905
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         Summit Properties Partnership, L.P. (the "Partnership"), the entity through which Summit Properties Inc. (the "Company") principally conducts its business, anticipates completion of the offering of $30,000,000 aggregate principal amount of its 6 5/8% Notes due 2003 (the "Notes") on December 17, 1997. The offering of the Notes will be made pursuant to a Prospectus Supplement dated December 12, 1997 relating to the Prospectus dated July 29, 1997 which was originally filed with the Partnership's and the Company's shelf registration statement on Form S-3 (file no. 333-25575).

         The Notes will bear interest at 6 5/8% per annum and will mature on December 15, 2003. The Notes will bear interest from December 17, 1997 or from the immediately preceding Interest Payment Date (as defined below) to which interest had been paid, payable semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 1998 (each, an "Interest Payment Date"), to the persons in whose name the Notes are registered in the security register on the preceding June 1 or December 1, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         The Notes may be redeemed at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in Supplemental Indenture No. 2 referenced below), if any, with respect to such Notes.

         The Notes will be issued under an Indenture and Supplemental Indenture No. 2 between the Partnership and First Union National Bank, as Trustee. The underwriting discount for the Notes will be .625% and the price to the public will be 99.786% of the principal amount of the Notes.

         The anticipated net proceeds to the Partnership from the sale of the Notes will be approximately $29.6 million. The Partnership intends to use the net proceeds to repay borrowings under its unsecured credit facility.

         Delivery of the Notes is expected to be made on December 17, 1997 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.

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ITEM 7.  FINANCIAL STATEMENTS

EXHIBIT NUMBER    EXHIBIT

    1.1 Definitive Underwriting Agreement, dated December 12, 1997, relating to the 6 5/8% Notes due 2003 (incorporated by reference to the Form 8-K filed by Summit Properties Partnership, L.P. on December 16, 1997 (File No. 0-22411)).

    4.1 Definitive Indenture, dated as of August 7, 1997, between Summit Properties Partnership, L.P. and First Union National Bank (incorporated by reference to the Form 8-K filed by Summit Properties Partnership, L.P. on August 11, 1997) (File No. 0-22411)).

    4.2 Form of Supplemental Indenture No. 2, between Summit Properties Partnership, L.P. and First Union National Bank, including a form of the 6 5/8% Note due 2003 (incorporated by reference to the Form 8-K filed by Summit Properties Partnership, L.P. on December 16, 1997 (File No. 0-22411)).

   12.1 Summit Properties Partnership, L.P. Calculation of Ratios of Earnings to Fixed Charges Nine Months ended September 30, 1997 and Years Ended December 31, 1996, 1995, 1994, 1993 and
                  1992 (incorporated by reference to the Form 8-K filed by Summit Properties Partnership, L.P. on December 16, 1997 (File No. 0-22411)).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                      SUMMIT PROPERTIES INC.



Dated: December 16, 1997              By: /s/ Michael L. Schwarz
                                          ------------------------------------
                                          Michael L. Schwarz
                                          Executive Vice President
                                          Chief Financial Officer